CHUBB GROUP OF INSURANCE                          DECLARATIONS
COMPANIES                                         FINANCIAL INSTITUTION
                                                  INVESTMENT
                                                  COMPANY ASSET PROTECTION
15 Mountain View Road, Warren, New Jersey 07059   BOND

NAME OF ASSURED (including its SUBSIDIARIES):     Bond Number:
                                                  81458705

EXCELSIOR VENTURE PARTNERS III, LLC
                                                  FEDERAL INSURANCE COMPANY


                                                  Incorporated under the laws of
225 High Ridge Road                               Indiana
Stamford, CT 06905                                a stock insurance company
                                                  herein called the COMPANY
                                                  Capital Center, 251 North
                                                  Illinois,
                                                  Suite 1100 Indianapolis, IN
                                                  46204-1927
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ITEM
1.                             BOND PERIOD: from 12:01 a.m. April 6, 2009 to
                               12:01 a.m. on April 6, 2010

ITEM
2. LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

         If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                               DEDUCTIBLE
INSURING CLAUSE                               LIMIT OF LIABILITY        AMOUNT
----------------------------                  ---------------------------------
                                                                            0
1. Employee                                         $   6,000,000  $        -
2. On Premises                                      $   6,000,000  $    50,000
3. In Transit                                       $   6,000,000  $    50,000
4. Forgery or Alteration                            $   6,000,000  $    50,000
5. Extended Forgery                                 $   6,000,000  $    50,000
6. Counterfeit Money                                $   6,000,000  $    50,000
7. Threats to Person                                $   6,000,000  $    50,000
8. Computer System                                  $   6,000,000  $    50,000
9. Voice Initiated Funds Transfer Instruction       $   6,000,000  $    50,000
10. Uncollectible Items of Deposit                  $   100,000    $    10,000
11. Audit Expense                                   $   25,000     $     5,000


ITEM
3.
     THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING
ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:   15

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

/s/ W. Andrew Macon                            /s/ John J. Degnan
    Secretary                                      President


Countersigned by _____________                /s/ Robert Hamburger
                                              ---------------------------
                                              Authorized Representative

The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES


EMPLOYEE        1.  Loss resulting directly from LARCENY or EMBEZZLEMENT
                    committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES     2.  Loss of PROPERTY resulting directly from robbery, burglary, false pretenses, common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

IN TRANSIT      3.  Loss of PROPERTY resulting directly from common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                    a. in an armored motor vehicle, including loading and unloading thereof,

                    b. in the custody of a natural person acting as a messenger of the ASSURED, or

                    c. in the custody of a TRANSPORTATION COMPANY and being transported in a conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                        (1)  written records,

                        (2) securities issued in registered form, which are not endorsed or are restrictively endorsed, or

                        (3) negotiable instruments not payable to bearer, which are not endorsed or are restrictively endorsed.

                        Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

FORGERY OR
ALTERATION      4.  Loss resulting directly from:

                    a. FORGERY on, or fraudulent material alteration of, any bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                    b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                    excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED
FORGERY         5.  Loss resulting directly from the ASSURED having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                    a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                        (1) bear a FORGERY or a fraudulently material
                            alteration,

                        (2) have been lost or stolen, or

                        (3) be COUNTERFEIT, or

                    b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS. Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

COUNTERFEIT     6.  Loss resulting directly from the receipt by the ASSURED in
MONEY               good faith of any COUNTERFEIT money.

THREATS TO      7.  Loss resulting directly from surrender of PROPERTY away
PERSON              from an office of the ASSURED as a result of a threat
                    communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1), (2) and (5), a
                    RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such Employee, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such PROPERTY:

                    a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                    b. the ASSURED has made a reasonable effort to notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.

                        It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER        8.  Loss resulting directly from fraudulent:
SYSTEM
                    a.  entries of data into, or

                    b.  changes of data elements or programs within,

                    a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                        (1) funds or other property to be transferred, paid or delivered,

                        (2) an account of the ASSURED or of its customer to be added, deleted, debited or credited, or

                        (3) an unauthorized account or a fictitious account to be debited or credited.


VOICE INITIATED 9.  Loss resulting directly from VOICE INITIATED FUNDS directed
FUNDS               to the ASSURED authorizing the transfer of dividends or
TRANSFER            redemption TRANSFER INSTRUCTION  proceeds of
INSTRUCTION         INVESTMENT COMPANY shares from a CUSTOMER'S account,
                    provided such Voice INITIATED FUNDS TRANSFER INSTRUCTION was:

                    a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                    b.  made by a person purporting to be a CUSTOMER,

                    c. and made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                    In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

UNCOLLECTIBLE   10. Loss resulting directly from the ASSURED having credited an
ITEMS OF            account ofa customer, shareholder or subscriber on the faith
DEPOSIT             of any ITEMS OF DEPOSIT which prove to be uncollectible,
                    provided that the crediting of such account causes:

                    a.  redemptions or withdrawals to be permitted,

                    b.  shares to be issued, or

                    c.  dividends to be paid,

                        from an account of an INVESTMENT COMPANY.

                    In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                    ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE   11. Expense incurred by the ASSURED for that part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

GENERAL AGREEMENTS

ADDITIONAL        A.  If more than one corporation, or INVESTMENT COMPANY, or
COMPANIES             any combination of them is included as the ASSURED herein:
INCLUDED AS
ASSURED               (1)  The total liability of the COMPANY under this Bond
                           for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                      (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                      (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                      (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                      (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION    B.  The ASSURED represents that all information it has
MADE BY ASSURED       furnished in the APPLICATION for this Bond or otherwise
                      is complete, true and ASSURED correct. Such APPLICATION and other information constitute part of this Bond.

                      The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                      Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

ADDITIONAL        C.  If the ASSURED, other than an INVESTMENT COMPANY, while
OFFICERS OR           this Bond is in force, merges or consolidates with, or
EMPLOYEES -           purchases or acquires assets or, liabilities of another
CONSOLIDATION,        institution, the ASSURED shall not have CONSOLIDATION the
MERGER OR             coverage afforded under this Bond for loss which has:
PURCHASE
OR ACQUISITION        (1)  occurred or will occur on premises, or
OF ASSETS OR
LIAIBILITIES -        (2)  been caused or will be caused by an employee, or
NOTICE
TO COMPANY            (3)  arisen or will arise out of the assets or
                           liabilities, of such institution, unless the ASSURED:
                           gives the COMPANY   written notice of the proposed
                           consolidation, merger

                    a. or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                    b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                    c. on obtaining such consent, pays to the COMPANY an additional premium.

CHANGE OF         D.  When the ASSURED learns of a change in control (other than
CONTROL               in an INVESTMENT COMPANY), as set forth in Section 2(a)(9)
                      of the Investment Company Act of the ASSURED shall within sixty (60) days give written notice to 1940, the COMPANY setting forth:

                      (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                      (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                      (3) the total number of outstanding voting securities. Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.


COURT COSTS       E.  The COMPANY will indemnify the ASSURED for court costs
AND ATTORNEYS'        and reasonable attorneys' fees incurred and paid by the
FEES                  ASSURED in defense, whether or not successful, whether or
                      not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE
                      1., this Section shall only apply in the event that:

                      (1) an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT.

                      (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or

                      (3) in the absence of 1 or 2 above, an arbitration panel agrees, after a review of an agreed statement of facts between the COMPANY and the ASSURED, that an EMPLOYEE would be found guilty of LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                      The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                      If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                      If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                      If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                    If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in
                    ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                    Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

CONDITIONS AND
LIMITATIONS

DEFINITIONS     1.  As used in this Bond:

                    a. COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                    b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                    c. CUSTODIAN means the institution designated by an INVESTMENT COMPANY to maintain possession and control of its assets.

                    d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                    e.  EMPLOYEE means:

                      (1)  an officer of the ASSURED,

                      (2) a natural person while in the regular service of the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its payroll system and subject to the United States Internal Revenue Service Form W-2 or equivalent income reporting plans of other countries, and whom the ASSURED has the right to control and direct both as to the result to be accomplished and details and means by which such result is accomplished in the performance of such service,

                      (3) a guest student pursuing studies or performing duties in any of the ASSURED'S premises,

                      (4) an attorney retained by the ASSURED and an employee of such attorney while either is performing legal services for the ASSURED,

                      (5) a natural person provided by an employment contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                      (6) an employee of an institution merged or consolidated with the ASSURED prior to the effective date of this Bond,

                      (7) a director or trustee of the ASSURED, but only while performing acts within the scope of the customary and usual duties of any officer or other employee of the ASSURED or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to PROPERTY of the ASSURED, or

                      (8) each natural person, partnership or corporation authorized by written agreement with the ASSURED to perform services as electronic data processor of checks or other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:

                    a. creating, preparing, modifying or maintaining the ASSURED'S computer software or programs, or

                    b. acting as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the ASSURED,

                      (9) any partner, officer or employee of an investment advisor, an underwriter (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an INVESTMENT COMPANY or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to PROPERTY of AN INVESTMENT COMPANY.

                           The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                    a. which is not an "affiliated person" (as defined in Section a. 2(a) of the Investment Company Act of 1940) of an INVESTMENT COMPANY or of the investment advisor or underwriter (distributor) of such INVESTMENT COMPANY, or

                    b. which is a "bank" (as defined in Section 2(a) of the Investment Company Act of 1940).

                        This Bond does not afford coverage in favor of the employers of persons as set forth in e. (4), (5) and (8) above, and upon payment to the ASSURED by the COMPANY resulting directly from LARCENY OR EMBEZZLEMENT committed by any of the partners, officers or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the ASSURED'S rights and causes of action as it may have against such employers by reason of such acts so committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED shall execute all papers necessary to secure to the COMPANY the rights provided for herein.

                        Each employer of persons as set forth in e.(4), (5) and
                        (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of Section 13.

                        Independent contractors not specified in e.(4), (5) or
                        (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

                    f. FORGERY means the signing of the name of another natural person with the intent to deceive but does not mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                    g. INVESTMENT COMPANY means any investment company registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                    h. ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                    i. LARCENY OR EMBEZZLEMENT means larceny or embezzlement as defined in Section 37 of the Investment Company Act of 1940.

                    j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                    k. RELATIVE means the spouse of an EMPLOYEE or partner of the ASSURED and any unmarried child supported wholly by, or living in the home of, such EMPLOYEE or partner and being related to them by blood, marriage or legal guardianship.

                    l. SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business transferable by delivery of such instruments with any necessary endorsements or assignments.

                    m. SUBSIDIARY means any organization that, at the inception date of this Bond, is named in the APPLICATION or is created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                    n. TRANSPORTATION COMPANY means any organization which provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                    o. VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY shareholders or subscribers which is requested by voice over the telephone.

                    p. VOICE INITIATED REDEMPTION means any redemption of shares issued by an INVESTMENT COMPANY which is requested by voice over the telephone.

                    q. VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any VOICE Initiated REDEMPTION or VOICE INITIATED ELECTION.

                    For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL -       2.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS          a.  loss not reported to the COMPANY in writing within sixty
APPLICABLE TO ALL       (60) days after termination of this Bond as an entirety;
INSURING CLAUSES
                    b.  loss due to riot or civil commotion outside the United
                        States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection.
                        This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                    c. loss resulting from the effects of nuclear fission or fusion or radioactivity;

                    d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                    e. damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                    f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond, except to the extent covered under INSURING CLAUSE 11.;

                    g. loss resulting from indirect or consequential loss of any nature;

                    h. loss resulting from dishonest acts by any member of the Board of Directors or Board of Trustees of the ASSURED who is not an EMPLOYEE, acting alone or in collusion with others;

                    i. loss, or that part of any loss, resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                      (1)  of any law regulating:

                        a. the issuance, purchase or sale of securities,

                        b. securities transactions on security or commodity
                           exchanges or the over the counter market,

                        c. investment companies,

                        d. investment advisors, or

                      (2) of any rule or regulation made pursuant to any such law; or

                    j.  loss of confidential information, material or data;

                    k. loss resulting from voice requests or instructions received over the telephone, provided however, this
                        Section 2.k. shall not apply to INSURING CLAUSE 7. or 9.

SPECIFIC        3.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -        a.  loss caused by an EMPLOYEE, provided, however, this
APPLICABLE TO ALL       Section 3.a. shall not apply to loss covered under
INSURING CLAUSE 1.       INSURING CLAUSE 2. or 3. which results directly from
                        misplacement, mysterious unexplainable disappearance,or damage or destruction of PROPERTY;

                    b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                      (1) to do bodily harm to any natural person, except loss of PROPERTY in transit in the custody of any person acting as messenger of the ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, and provided further that this Section 3.b. shall not apply to INSURING CLAUSE 7., or

                     (2) to do damage to the premises or PROPERTY of the ASSURED;

                    c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                    d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                    e.  loss of property while in the mail;

                    f. loss resulting from the failure for any reason of a financial or depository institution, its receiver or other liquidator to pay or deliver Insuring funds or other PROPERTY to the ASSURED provided further that this
                        Section 3.f. shall not apply to loss of PROPERTY resulting directly from robbery, burglary, misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                    g. loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this
                        Section 3.g. shall not apply to INSURING CLAUSE 3.;

                    h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED's COMPUTER SYSTEM; or

                    i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

SPECIFIC        4.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -        a.  loss resulting from the complete or partial non-payment
APPLICABLE TO ALL       of or default on any loan whether such loan was procured
INSURING CLAUSES        in good faith or through trick, artifice, fraud or
EXCEPT INSURING         false pretenses; provided, however, this Section 4.a.
CLAUSES 1., 4., AND 5.  shall not apply to INSURING CLAUSE 8.;

                    b.  loss resulting from forgery or any alteration;

                    c.  loss involving a counterfeit provided, however, this
                        Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF        5.      At all times prior to termination of this Bond, this
LIABILITY/NON-          Bond shall continue in force for the limit stated in the
REDUCTION AND           applicable sections of ITEM 2. of the DECLARATIONS,
NON-ACCUMULATION        notwithstanding any previous loss for which the COMPANY
OF LIABILITY            may have paid or be liable to pay under this Bond
                        provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                    a. any one act of burglary, robbery or hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated, or

                     b. any one unintentional or negligent act on the part of
                        any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                     c. all acts, other than those specified in a. above, of any one person, or

                     d. any one casualty or event other than those specified in
                        a., b., or c. above, shall be deemed to be one loss and shall be limited to the applicable LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                    All acts, as specified in c. above, of any one person which

                    i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                    ii. permit the continuation of wrongful acts of any other
                        person or persons

                    whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY       6.  This Bond applies only to loss first discovered by an
                    officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                    a. facts which may subsequently result in a loss of a type covered by this Bond, or

                    b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                    regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

NOTICE TO       7.  a.  The ASSURED shall give the COMPANY notice thereof at the
COMPANY -               earliest practicable moment, not to AGAINST exceed sixty
PROOF - LEGAL           (60) days after discovery of loss, in an amount that is
PROCEEDINGS             an amount that is in excess of 50% of the applicable
COMPANY                 DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the
                        DECLARATIONS.

                    b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                    c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                    d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                    e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

NOTICE TO COMPANY - f.  Proof of loss involving VOICE INITIATED FUNDS TRANSFER
PROOF - LEGAL           INSTRUCTION shall include electronic recordings of such
PROCEEDINGS AGAINST     instructions.
COMPANY

DEDUCTIBLE      8.  The COMPANY shall not be liable under any INSURING CLAUSES
AMOUNT              of this Bond on account of loss unless the amount of such
                    loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF LIABILITY stated in
                    ITEM 2. of the DECLARATIONS.

                    There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

VALUATION       9.  BOOKS OF ACCOUNT OR OTHER RECORDS
                    The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                    The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                    In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                    OTHER PROPERTY

                    The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

SECURITIES      10. In the event of a loss of securities covered under this
SETTLEMENT          Bond, the COMPANY may, at its sole discretion, purchase
                    replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                    The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                    a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                    b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                    c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                        The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                        The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                        The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

SUBROGATION -   11.     In the event of a payment under this Bond, the COMPANY
ASSIGNMENT -            shall be subrogated to all of the ASSURED'S rights of
RECOVERY                recovery against any person or entity to the extent of
                        such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                        Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                    a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                    b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                    c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and

                    d. fourth, to the ASSURED in satisfaction of any loss suffered by the ASSURED which was not covered under this Bond. Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

COOPERATION     12.     At the COMPANY'S request and at reasonable times and
OF ASSURED              places designated by the COMPANY, the ASSURED shall:

                    a. submit to examination by the COMPANY and subscribe to the same under oath,

                    b. produce for the COMPANY'S examination all pertinent records, and

                    c. cooperate with the COMPANY in all matters pertaining to the loss.

                        The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION     13.     If the Bond is for a sole ASSURED, it shall not be
                        terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                        If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                        This Bond will terminate as to any one ASSURED, other than an Investment COMPANY:

                        a. immediately on the taking over of such ASSURED by a
                           receiver or other liquidator or by State or Federal officials, or

                        b. immediately on the filing of a petition under any
                           State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                        c. immediately upon such ASSURED ceasing to exist,
                           whether through merger into another entity, disposition of all of its assets or otherwise.

                        The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

TERMINATION             If any partner, director, trustee, or officer or
                        supervisory employee of an ASSURED not acting in collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                        a. shall immediately remove such EMPLOYEE from a
                           position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                        b. within forty-eight (48) hours of learning that an
                           EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                        The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT Company and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE 14.     Coverage under this Bond shall apply only as excess over
                        any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                    a.  the ASSURED,

                    b.  a TRANSPORTATION COMPANY, or

                    c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the PROPERTY involved.

CONFORMITY      15. If any limitation within this Bond is prohibited by any law
                    Controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR       16. This Bond or any instrument amending or affecting this Bond
MODIFICATION        may not be changed or modified orally. No change in or
                    modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                    If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

                    If this Bond is for a joint ASSURED, no charge or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

FEDERAL INSURANCE COMPANY

Endorsement No:  1

Bond Number:  81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Directional Hedge Fund of Funds Master Fund, LLC

Excelsior Directional Hedge Fund of Funds (TI), LLC

Excelsior Directional Hedge Fund of Funds (TE), LLC

Excelsior Directional Hedge Fund of Funds, LTD

Excelsior Absolute Return Fund of Funds Master Fund, LLC

Excelsior Absolute Return Fund of Funds, LLC

Excelsior Absolute Return Fund of Funds, LTD

UST Global Private Markets Fund, LLC

Excelsior Buyout Investors, LLC

Excelsior Venture Partners III, LLC

BACAP Alternative Multi-Strategy Fund, LLC

Excelsior Venture Investors III, LLC

Columbia Management Multi-Strategy Hedge Fund, LLC




This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date:  May 4, 2009


By /s/ Robert Hamburger
   --------------------------
   Authorized Representative

ENDORSEMENT/RIDER

Effective date of                          FEDERAL INSURANCE COMPANY
this endorsement/rider:  April 6, 2009     Endorsement/Rider No. 2
                                           To be attached to and form a part of
                                           Bond No. 81458705





Issued to:  EXCELSIOR VENTURE PARTNERS III, LLC
--------------------------------------------------------------------------------
            DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR
                            MODIFICATION ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

     If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange
     Commission, Washington, D.C., by the COMPANY.

         The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage. All other terms, conditions and limitations of this Bond shall remain unchanged.



By /s/ Robert Hamburger
   --------------------------
   Authorized Representative

FEDERAL INSURANCE COMPANY

Endorsement No.:           3

Bond Number:               81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------
                        NON-REGISTERED FUNDS ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety from Section 1., Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.

This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: May 4, 2009


By /s/ Robert Hamburger
   --------------------------
   Authorized Representative

FEDERAL INSURANCE COMPANY

Endorsement No.:           4

Bond Number:               81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC
--------------------------------------------------------------------------------
                    TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.  By adding to Section 13., Termination, the following:

    "Termination By The Company Bonds In Effect For More Than Sixty (60) Days

         If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

         1.       Nonpayment of premium;

         2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

         3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

         4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

         5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

         6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

         7. Determination by the Commissioner that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY'S policyholders, creditors or the public;

         8. Such other reasons that are approved by the Commissioner;

         9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

         10. Substantial breaches of contractual duties, conditions or warranties; or

         11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.

Bonds In Effect Sixty (60) Days Or Less

If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

Notice Of Termination

Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

All notice of cancellation shall state the reason(s) for cancellation.

There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

Notice Of Nonrenewal

If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mail, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

Such notice shall contain all of the following:

a. Bond Number:

b. Date of Notice;

c. Reason for Cancellation;

d. Expiration Date of the Bond;

e. Effective Date and Hour of Cancellation.

Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.

Return Premium Calculations

Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

Conditional Renewal
If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first. a(euro)

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.

This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date:  May 4, 2009

By /s/ Robert Hamburger
   --------------------------
   Authorized Representative

Effective date of this endorsement:  April 6, 2009  FEDERAL INSURANCE COMPANY

                                                    Endorsement No.: 5
                                                    To be attached to and
                                                    form a part of Bond
                                                    Number:  81458705

Issued to:  EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------
              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date:  May 4, 2009

By /s/ Robert Hamburger
   --------------------------
   Authorized Representative

                        IMPORTANT NOTICE TO POLICYHOLDERS

         All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter a(euro)oeChubba(euro) distribute their products through licensed insurance brokers and agents a (euro)oeproducers a(euro). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

         Thank you for choosing Chubb.

                                IMPORTANT NOTICE:

THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb a(euro) TMs ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act (the a(euro)oeActa(euro)), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policya(euro)TMs annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.

                                                FEDERAL INSURANCE COMPANY

                                                Endorsement No.: 6

                                                Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                             DELETE AN ENDORSEMENT

It is agreed that this Bond is amended by deleting Endorsement Number(s) 1 in its entirety.





This Endorsement applies to loss discovered after 12:0l a.m. on August 31, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.






Date: February 18, 2010                        By /s/ Robert Hamburger
                                                  -----------------------------
                                                     Authorized Representative
















ICAP Bond
Form 17-02-5647 (Ed. 11-03)

                                                FEDERAL INSURANCE COMPANY

                                                Endorsement No.: 7

                                                Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Directional Hedge Fund of Funds Master Fund, LLC
Excelsior Directional Hedge Fund of Funds (TI), LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD
UST Global Private Markets Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Columbia Management Multi-Strategy Hedge Fund, LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC








This Endorsement applies to loss discovered after 12:0l a.m. on August 31, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: February 18, 2010                        By /s/ Robert Hamburger
                                                  -----------------------------
                                                    Authorized Representative
















ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                              Page 1

                                                    FEDERAL INSURANCE COMPANY

                                                    Endorsement No.: 8

                                                    Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                             DELETE AN ENDORSEMENT

It is agreed that this Bond is amended by deleting Endorsement Number(s) 7 in its entirety.






This Endorsement applies to loss discovered after 12:0l a.m. on September 30, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.








Date: February 18, 2010                        By /s/ Robert Hamburger
                                                  -----------------------------
                                                    Authorized Representative



















ICAP Bond
Form 17-02-5647 (Ed. 11-03)

                                                    FEDERAL INSURANCE COMPANY

                                                    Endorsement No: 9

                                                    Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (f/k/a Excelsior Directional Hedge Fund of Funds Master Fund, LLC)
Excelsior Directional Hedge Fund of Funds (TI), LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD
UST Global Private Markets Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Columbia Management Multi-Strategy Hedge Fund, LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC










This Endorsement applies to loss discovered after 12:0l a.m. on September 30, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: February 18, 2010                        By /s/ Robert Hamburger
                                                  -----------------------------
                                                    Authorized Representative














ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                             Page 1

                                                     FEDERAL INSURANCE COMPANY

                                                     Endorsement No.: 10

                                                     Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

--------------------------------------------------------------------------------

                             DELETE AN ENDORSEMENT

It is agreed that this Bond is amended by deleting Endorsement Number(s) 9 in its entirety.






This Endorsement applies to loss discovered after 12:0l a.m. on November
30, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.






Date: February 18, 2010                       By  /s/ Robert Hamburger
                                                  -----------------------------
                                                    Authorized Representative













ICAP Bond
Form 17-02-5647 (Ed. 11-03)

                                                     FEDERAL INSURANCE COMPANY

                                                     Endorsement No: 11

                                                     Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

-------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (f/k/a Excelsior Directional Hedge Fund of Funds Master Fund, LLC)
Excelsior Directional Hedge Fund of Funds (TI), LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD
UST Global Private Markets Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Columbia Management Multi-Strategy Hedge Fund, LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Grosvenor Registered Multi-Strategy Fund (TI 2), LLC
Grosvenor Registered Multi-Strategy (TE), LLC








This Endorsement applies to loss discovered after 12:0l a.m. on November
30, 2009.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: February 18, 2010                        By  /s/ Robert Hamburger
                                                   ----------------------------
                                                     Authorized Representative















ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                          Page 1

                                                    FEDERAL INSURANCE COMPANY

                                                    Endorsement No.: 12

                                                    Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III LLC

-------------------------------------------------------------------------------

                             DELETE AN ENDORSEMENT

It is agreed that this Bond is amended by deleting Endorsement Number(s) 11 in its entirety.





This Endorsement applies to loss discovered after 12:0l a.m. on January 1, 2010.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: February 18, 2010                          By  /s/ Robert Hamburger
                                                     --------------------------
                                                      Authorized Representative













ICAP Bond
Form 17-02-5647 (Ed. 11-03)

                                                    FEDERAL INSURANCE COMPANY

                                                    Endorsement No: 13

                                                    Bond Number:  81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

-------------------------------------------------------------------------------

                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:


Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (f/k/a
Excelsior Directional Hedge Fund of Funds Master Fund, LLC)
Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC (f/k/a Excelsior Directional Hedge Fund of Funds (TI), LLC)
Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC (f/k/a Excelsior Directional Hedge Fund of Funds (TE), LLC)
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD
UST Global Private Markets Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Grosvenor Registered Multi-Strategy Master Fund, LLC (f/k/a Columbia Management Multi-Strategy Hedge Fund, LLC)
Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC
Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Grosvenor Registered Multi-Strategy Fund (TI 2), LLC
Grosvenor Registered Multi-Strategy (TE), LLC







This Endorsement applies to loss discovered after 12:0l a.m. on January 1, 2010.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: February 18, 2010                         By  /s/ Robert Hamburger
                                                    ---------------------------
                                                    Authorized Representative










ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                           Page 1

                                                    FEDERAL INSURANCE COMPANY

                                                    Endorsement No.: 14

                                                    Bond Number: 81458705

NAME OF ASSURED: EXCELSIOR VENTURE PARTNERS III, LLC

-------------------------------------------------------------------------------

                        EXTENDED BOND PERIOD ENDORSEMENT

It is agreed that this Bond is amended by deleting ITEM 1. of the DECLARATIONS and substituting the following:

ITEM 1.   BOND PERIOD:       from 12:0l a.m. on        April 6, 2009
                                to 12:0l a.m. on       October 31, 2010









This Endorsement applies to loss discovered after 12:0l a.m. on April 6, 2010.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: April 2, 2010                              By  /s/ Robert Hamburger
                                                     -------------------------
                                                      Authorized Representative











ICAP Bond
Form 17-02-5032 (Ed. 11-02)

               RESOLVED, that the Boards of Managers of Excelsior Absolute Return Fund of Funds Master Fund, LLC (the "Master Fund"), Excelsior Absolute Return Fund of Funds, LLC (the "Feeder Fund"), Excelsior Buyout Investors, LLC ("Buyout") and UST Global Private Markets Fund, LLC ("UST Global") (the "Funds"), including all of the managers who are not "interested persons," as defined by the Investment Company Act of 1940 Act, as amended (the "1940 Act"), of the Funds (the "Independent Managers"), hereby approve the continuation of the currently effective fidelity bond (the "Fidelity Bond") issued by Federal Insurance Company and maintained jointly by the Funds and Excelsior Absolute Return Fund of Funds, Ltd., Excelsior Buyout Partners, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior
               Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior
               Multi-Strategy  Hedge  Fund  of  Funds  (TE  2),  LLC,  Excelsior
               Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds, Ltd., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, BACAP Alternative Multi-Strategy Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI
               2), LLC, Grosvenor Registered Multi-Strategy Fund (TE), LLC, Grosvenor Offshore Multi-Strategy Fund, Ltd. and Grosvenor Registered Multi-Strategy Master Fund, LLC (collectively, the "Other Insureds") in the amount of $6 million, and determine, in accordance with the requirements of Rule 17g-1 under the 1940 Act, that the Fidelity Bond, which provides joint fidelity coverage to the Funds and the Other Insureds, is reasonable in form and amount, after giving due consideration to all relevant factors, including the value of the aggregate assets of the Funds and the Other Insureds, the type and terms of the arrangements for the custody and safekeeping of such assets, and the nature of the securities that are or will be held in the portfolios of the Funds and the Other Insureds; and it is further

               RESOLVED, that the Boards of the Funds, including all of the Independent Managers, hereby: (i) authorize each of the Funds to share in the payment of the annual premium of $18,225 applicable to the Fidelity Bond in amounts equal to $328, $0, $719 and $334 for the Feeder Fund, the Master Fund, Buyout and UST Global, respectively, determined based upon the relative total assets of the Funds and the Other Insureds; and (ii) determines that the portion of the premium to be paid by each of the Funds is fair and reasonable, taking all relevant factors into consideration including, but not limited to, the number of other parties named as insureds, the nature of their business activities, the amount of coverage under the Fidelity Bond, the amount of the premium for the Fidelity Bond, the ratable allocation of the premium among all parties named as insureds, and the extent to which the share of the premium allocated to each of the Funds is less than the premium each of the Funds would have had to pay if it had provided and maintained a single insured bond; and it is further

               RESOLVED, that in the event the amount of the Fidelity Bond is required in the future to be increased in order to satisfy the minimum bonding requirements of Rule 17g-1 under the 1940 Act, the proper officers of the Funds, be, and hereby are, authorized on behalf of the Funds to increase the amount of the Fidelity Bond coverage to comply with such requirements and to allocate the additional premium payable on the Fidelity Bond among each of the Funds and the Other Insureds based on the relative total assets of each of the Funds and the Other Insureds determined as of the end of the month preceding the effective date of the change in coverage; and it is further

               RESOLVED, that the Amended and Restated Joint Insured Agreement, substantially in the form presented and discussed at this meeting, defining certain rights and responsibilities of the insureds with respect to the Fidelity Bond and the sharing of recoveries thereunder in the event of a loss incurred by two or more of the named insureds, be, and hereby is, approved; and it is further

               RESOLVED, that Steven L. Suss, be, and hereby is, designated to make all filings with the Securities and Exchange Commission and to give all notices on behalf of the Funds required by paragraph
               (g) of Rule 17g-1 under the 1940 Act.

                              AMENDED AND RESTATED
                             JOINT INSURED AGREEMENT


            This AMENDED AND RESTATED JOINT INSURED BOND AGREEMENT (the "Agreement"), dated as of March 26, 2010, is by and among Excelsior Venture Partners III, LLC; Excelsior Venture Investors III, LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC; Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC; Excelsior Directional Hedge Fund of Funds, Ltd.; Excelsior Absolute Return Fund of Funds, LLC; Excelsior Absolute Return Fund of Funds Master Fund, LLC; Excelsior Absolute Return Fund of Funds, Ltd.; Excelsior Buyout Investors, LLC; Grosvenor Registered Multi-Strategy Fund (TI 1), LLC; Grosvenor Registered Multi-Strategy Fund (TI
2), LLC; Grosvenor Registered Multi-Strategy Fund (TE), LLC; Grosvenor Registered Multi-Strategy Master Fund, LLC; and UST Global Private Markets Fund, LLC (collectively, the "Funds").

            Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC; Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC; Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC; Excelsior Absolute Return Fund of Funds, LLC; Excelsior Absolute Return Fund of Funds Master Fund, LLC; Excelsior Buyout Investors, LLC; Grosvenor Registered Multi-Strategy Fund (TI 1), LLC; Grosvenor Registered Multi-Strategy Fund (TI
2), LLC; Grosvenor Registered Multi-Strategy Fund (TE), LLC; Grosvenor Registered Multi-Strategy Master Fund, LLC; and UST Global Private Markets Fund, LLC have registered under Section 8 of the Act. By the terms of Rule 17g-1 promulgated by the Securities and Exchange Commission (the "Commission") under the Act, the parties hereto are required to provide and to maintain in effect a bond against larceny and embezzlement by their officers and employees. The board of directors and board of managers (each a "Board") of Excelsior Absolute Return Fund of Funds, Ltd. and Excelsior Directional Hedge Fund of Funds, Ltd., respectively, have determined that it would be in the best interests of the Excelsior Absolute Return Fund of Funds, Ltd. and Excelsior Directional Hedge Fund of Funds, Ltd. and their respective investors to be included in such bond. By the terms of Rule 17g-1 the parties are permitted to secure a joint insured bond which names all of the parties as insured.

            A majority of the members of each Board (each, a "Manager") of each Fund who are not "interested persons," as defined in Section 2(a)(19) of the Act, have given due consideration to all factors relevant to the form, amount, and ratable allocation of premiums among the Funds of such a joint insured bond, and the majority of such Managers of each Fund have approved the amount, type, form and coverage of the bond and the portion of the premium payable by, the Fund under this Agreement.

            The Managers of each Fund have determined that the allocation of the proceeds payable under the joint insured bond among the Funds as set forth herein (which takes into account the minimum amount of bond required to be maintained by each Fund as if it maintained a single insured bond) is equitable.

            Accordingly, the parties, in consideration of the mutual covenants and promises contained herein, agree as follows:

            1. INTENTION TO PROCURE BOND. The Funds will continue to procure from a reputable fidelity company a joint insured bond insuring each Fund against larceny and embezzlement of its securities and funds by such of its officers and employees who may, singly or jointly with others, have access, directly or indirectly, to such securities or funds.

            The bond shall name each of the Funds as an insured, and shall comply with the requirements for such a bond established by Rule 17g-1.

            2. AMOUNT. The bond shall be in an amount based upon the total assets of each Fund, which amount is equal to or in excess of the minimum coverage required for each of the Funds specified in Rule 17g-1.

            3. RATABLE ALLOCATION OF PREMIUM. Each Fund will pay a percentage of the premium due under the bond in the proportion that each Fund's gross assets, determined as of the end of the fiscal quarter preceding each date that payment of the premium is due, bear to the sum of the gross assets of all the Funds.

            4.   RATABLE ALLOCATION OF PROCEEDS UNDER A CLAIM.

                 (a) If more than one of the Funds is damaged in a single loss for which recovery is made under the joint insured bond, each Fund eligible for recovery shall receive that portion of the recovery which represents the loss sustained by that Fund, unless the recovery is inadequate fully to indemnify each such party sustaining a loss.

                 (b) If the recovery is inadequate to fully indemnify each such Fund sustaining a loss, the recovery shall be allocated among such parties as follows:

                      (i) Each Fund sustaining a loss shall be allocated an amount equal to the lesser of its actual loss or the amount of coverage maintained by such Fund as set forth under Paragraph 2.

                      (ii) The remaining portion of the proceeds shall be allocated to each Fund sustaining a loss not fully covered by the allocation under subparagraph (i) in the proportion that each such Fund's gross assets as of the end of the fiscal quarter preceding each date that payment of the premium is due bear to the sum of the gross assets of all the Funds. If such allocation would result in any Fund sustaining a loss receiving a portion of the recovery in excess of the loss actually sustained by such Fund, the aggregate of such excess portions shall be allocated among the other Funds whose losses would not be fully indemnified in the same proportion as each such Fund's gross assets bear to the sum of the gross assets of all Funds entitled to receive a share of the excess (both determined as of the end of the fiscal quarter of each Fund preceding the loss). Any allocation in excess of a loss actually sustained by any such Fund shall be reallocated in the same manner.

            5. CLAIMS AND SETTLEMENTS. Each Fund shall, within 5 days after making any claim under the bond, provide every other Fund and the Commission with written notice of the amount and nature of such claim. Each Fund effecting a settlement of any claim shall, within 5 days after the settlement, provide the other Funds and the Commission with written notice of the terms of settlement of any claim by such Fund made under the bond. In the event that two or more Funds shall agree to a settlement of a claim made under the bond with respect to a single loss, notice of the settlement shall also include calculation of the amounts to be received under Paragraph 4 hereof. The officer to each Fund designated as responsible for filing notices required by paragraph (c) of Rule 17g-1 under the Act shall give and receive the notices required hereby.

            6. MODIFICATION AND AMENDMENTS. If a Fund shall determine that the coverage required by Rule 17g-1 for the Fund has changed, or that the amount of the total coverage allocated to the Fund should otherwise by modified, it shall so notify the other Funds and shall set forth the modification which it believes to be appropriate, and the proposed treatment of any increase in or return of premium paid to the insurance company. Within 60 days after such notice, the Funds shall seek the approvals required by Rule 17g-1, and if the approvals are obtained, shall effect an amendment to this Agreement and the bond. Any Fund may terminate this Agreement (except with respect to losses occurring prior to such withdrawal) by giving at least 60 days' written notice to the other Funds and to the Commission before the effective date of such termination. The Fund terminating the Agreement shall thereafter be removed as a named insured under the bond in accordance with Rule 17g-1 and the Fund shall be entitled to receive a pro rata portion of any return of premium paid to the insurance company.

            7.   NO ASSIGNMENT. This Agreement is not assignable.

            8. COUNTERPARTS. This Agreement may be executed in any number of counterparts which together shall constitute a single instrument.

            IN WITNESS WHEREOF, each of the parties hereto has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                  EXCELSIOR VENTURE PARTNERS III, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR VENTURE INVESTORS III, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer

                                  EXCELSIOR MULTI-STRATEGY HEDGE FUND OF
                                  FUNDS (TI), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR MULTI-STRATEGY HEDGE FUND OF
                                  FUNDS (TE), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR MULTI-STRATEGY HEDGE FUND OF
                                  FUNDS (TI 2), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR MULTI-STRATEGY HEDGE FUND OF
                                  FUNDS (TE 2), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR MULTI-STRATEGY HEDGE FUND OF
                                  FUNDS MASTER FUND, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer

                                  EXCELSIOR DIRECTIONAL HEDGE FUND OF
                                  FUNDS, LTD.

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS
                                  MASTER FUND, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer


                                  EXCELSIOR ABSOLUTE RETURN FUND OF FUNDS
                                  LTD.

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer


                                  EXCELSIOR BUYOUT INVESTORS, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer

                                  GROSVENOR REGISTERED MULTI-STRATEGY
                                  FUND (TI 1), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  GROSVENOR REGISTERED MULTI-STRATEGY
                                  FUND (TI 2), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer

                                  GROSVENOR REGISTERED MULTI-STRATEGY FUND
                                  (TE), LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer

                                  GROSVENOR REGISTERED MULTI-STRATEGY
                                  MASTER FUND, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer



                                  UST GLOBAL PRIVATE MARKETS FUND, LLC

                                  BY: /s/ Steven L. Suss
                                          Name: Steven L. Suss
                                          Title: Chief Financial Officer